Exhibit 99.2
                                                                    ------------

                          CERTIFICATE OF INCORPORATION

                                       OF

                           FREESCHOLARSHIPS.COM, INC.

                                   * * * * * *

     FIRST.     The  name  of the corporation is FreeScholarships.com, Inc. (the
"Corporation").

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Thirty Million (30,000,000) shares, consisting of 20,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock") and 10,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

     A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     A.     PREFERRED  STOCK
            ----------------

          The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation's Board of Directors may determine. Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

          The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or noncumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Certification of Incorporation or the Corporation's By-Laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

     B.     COMMON  STOCK
            -------------

          1.     RELATIVE  RIGHTS  OF  PREFERRED  STOCK  AND  COMMON STOCK.  All
                 ---------------------------------------------------------
preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

          2.     VOTING  RIGHTS.  Except  as  otherwise  required by law or this
                 --------------
Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the Common Stockholders shall vote together with the Preferred Stockholders as a single class with respect to any proposed amendment hereto that would increase the number of shares authorized of Common Stock with each such share being entitled to such number of votes per share as is provided in this Article FOURTH, and the Common Stockholders shall not be entitled to a separate class vote with respect thereto.

          3.     DIVIDENDS.  Subject to the preferential rights of the Preferred
                 ---------
Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

          4.     DISSOLUTION,  LIQUIDATION  OR  WINDING UP.  In the event of any
                 -----------------------------------------
dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     FIFTH.     The  Corporation  is  to  have  perpetual  existence.

     SIXTH.     In  furtherance and not in limitation of the powers conferred by the  laws  of  the  State  of  Delaware:

          A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

          B. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

          C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH. The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that, to the extent provided by applicable law, the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH. The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

     NINTH.     The  name  and  mailing  address  of the sole incorporator is as follows:

Name                  Mailing  Address
----                  ----------------

Gordon H. Hayes       c/o  Testa,  Hurwitz  &  Thibeault,  LLP
                      125  High  Street,  High  Street  Tower
                      Boston,  MA  02110

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
                                      - 6 -


     I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true.

Dated:  June 1, 1999.


                                   /s/  Gordon  H.  Hayes
                                   ----------------------
                                   Gordon  H.  Hayes
                                   Sole  Incorporator

                                                                    Exhibit 99.2

                           FREESCHOLARSHIPS.COM, INC.

                           CERTIFICATE OF DESIGNATION
                                     OF THE
                      SERIES A CONVERTIBLE PREFERRED STOCK

                                  JUNE 11, 1999

     The  undersigned officer of FreeScholarships.com, Inc. (the "Corporation"),
                                                                  -----------
a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law"), pursuant to the authority
                            -----------------------
conferred by the Certificate of Incorporation of the Corporation and pursuant to the provisions of Section 151 of the General Corporation Law, DOES HEREBY CERTIFY THAT:

     FIRST: That the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 1, 1999.

     SECOND: That the Board of Directors of the Corporation, adopted and approved the following resolution creating a series of the Corporation's undesignated Preferred Stock to be designated as Series A Convertible Preferred Stock in accordance with the provisions of Section 151 of the General Corporation Law.

     RESOLVED: That pursuant to the authority vested in the Board of Directors of the Company and in accordance with the General Corporation Law of the State of Delaware and the provisions of the Company's Certificate of Incorporation, that of the 10,000,000 authorized and unissued shares of Preferred Stock, $.001 par value per share, 3,545,455 shares are hereby designated Series A Convertible Preferred Stock, and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as set forth on Exhibit A attached hereto.
----------

     THIRD: That the aforesaid resolution was duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and By-Laws of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed in its corporate name by a duly authorized officer as of the date first above written.

                              FREESCHOLARSHIPS.COM,  INC.


                              By:  /s/  Gordon  H.  Hayes
                                   ----------------------
                                   Gordon  H.  Hayes
                                   Secretary

                                                                       EXHIBIT A

                           CERTIFICATE OF DESIGNATION
                                       FOR
                      SERIES A CONVERTIBLE PREFERRED STOCK

     1.     Number  of  Shares.  The  series  of  Preferred Stock designated and
            ------------------
known as "Series A Convertible Preferred Stock" shall consist of 3,545,455 shares.

     2.     Voting.
            ------

          2A.     General.  Except  as  may be otherwise provided in these terms
                  -------
of the Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to, actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible.

          2B.     Board  Size.  Until  the  Corporation  completes  an  equity
                  -----------
financing with gross proceeds of at least $2,000,000 from sources other than MathSoft, Inc., the Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of 4.

                 2C.     Board  Seats.  The  holders of the Series A Convertible
                         ------------
Preferred Stock, voting as a separate series, shall be entitled to elect one (1) director of the Corporation. The holders of the Series A Convertible Preferred Stock and the Common Stock, voting together as a single class, shall be entitled to elect three (3) directors of the Corporation. The holders of a majority of interest in the Series A Convertible Preferred Stock, voting as a separate class, shall be entitled to elect the majority of the Board of Directors if any of the following occurs or is continuing: (i) if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7 of the Certificate of Designation of the Series A Convertible Preferred Stock (the "Certificate of Designation")) all of the then
                                   --------------------------
outstanding shares of Series A Convertible Preferred Stock in accordance with the terms and provisions of that paragraph 7; (ii) failure to pay the Accruing Dividends (as defined in Section 3 of the Certificate of Designation) or the failure to make any liquidation payment which the Corporation is obligated to make; (iii) failure to perform or observe any covenant contained in this the Registration Rights Agreement; (iv) false or misleading warranties, representations, or other statements made by or on behalf of the Corporation in any material respect in the Registration rights Agreement or Bill of Sale; (v) failure to make payment when due on any indebtedness or other security and/or if the Corporation is in default under any other financing arrangements; (vi) voluntary or involuntary bankruptcy, receivership, assignment for the benefit of creditors, liquidation, acceleration of third party obligations or an unsatisfied judgment in excess of $50,000. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series A Convertible Preferred Stock then outstanding shall constitute a quorum of the Series A Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series A Convertible Preferred Stock or jointly by the holders of the Series A Convertible Preferred Stock and the Common Stock. A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series A Convertible Preferred Stock, a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock and a vacancy in the directorship elected jointly by the holders of the Series A Convertible Preferred Stock and the Common Stock shall be filled only by vote or written consent of the Series A Convertible Preferred Stock and the Common Stock as provided above.

     3.     Dividends.  The  holders of the Series A Convertible Preferred Stock
            ---------
shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends at the rate of eight percent (8%) per annum per share (the "Accruing Dividends"). Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. Accruing Dividends shall be payable only in the event of a liquidation, dissolution or winding up of the Corporation (and provided that certain corporate events shall be deemed upon the election of the holders of a majority of the Series A Convertible Preferred Stock to be a liquidation, dissolution or winding up, as provided in the penultimate sentence of this Certificate of Incorporation, or upon redemption of the Series A Convertible Preferred Stock).

     4.     Liquidation.  Upon any liquidation, dissolution or winding up of the
            -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $1.00 per share (the "Original Purchase Price") plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series A Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation
                                                                     -----------
Preference  Payment"  and  with  respect  to  all shares of Series A Convertible
-------------------
Preferred  Stock  being  sometimes  referred  to  as the "Liquidation Preference
                                                          ----------------------
Payments".  If  upon  such  liquidation,  dissolution  or  winding  up  of  the
--------
Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. At the election of the holders of a majority of the Series A Convertible Preferred Stock, a consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

     5.     Restrictions.  At  any  time  when  shares  of  Series A Convertible
            ------------
Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A
Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution, recapitalization, reorganization or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of a substantial portion of its assets or capital stock;

          5C.     Amend, alter or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Series A Convertible Preferred Stock;

          5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares;

          5E. Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holder.

          5F.     Enter  into  any  transactions  which  provide for or create a change  of  control  of  the  Corporation;  or

          5G.     Sell, transfer or encumber technology owned or licensed by the
Corporation,  other  than  licenses  granted in the ordinary course of business.

     6.     Conversions.  The  holders  of  shares  of  Series  A  Convertible
            -----------
Preferred  Stock  shall  have  the  following  conversion  rights:

          6A.     Right  to  Convert.  Subject  to  the  terms and conditions of
                  ------------------
this paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i)
multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by the Original Purchase Price and (ii) dividing the result by the Original Purchase Price per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion
                                                                      ----------
Price").  Such  rights of conversion shall be exercised by the holder thereof by
-----
giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B.     Issuance  of Certificates; Time Conversion Effected.  Promptly
                  ---------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.     Fractional  Shares;  Dividends;  Partial  Conversion.  No
                  ----------------------------------------------------
fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.     Adjustment  of Price Upon Issuance of Common Stock.  Except as
                  --------------------------------------------------
provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale, assuming the conversion or exercise of all then-exercisable Options or Convertible Securities (each as defined in clause 6D(1) below) multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale, assuming the conversion or exercise of all then-exercisable Options or Convertible Securities.

     For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

               6D(1)  Issuance  of  Rights  or Options.  In case at any time the
                      --------------------------------
Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance  of  Convertible  Securities.  In  case  the
                      -------------------------------------
Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change  in  Option  Price  or  Conversion  Rate.  Upon the
                      -----------------------------------------------
happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time
(including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible
Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               6D(4)  Stock  Dividends.  In case the Corporation shall declare a
                      ----------------
dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible

Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration  for  Stock.  In  case  any shares of Common
                      -------------------------
Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record  Date.  In case the Corporation shall take a record
                      ------------
of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury  Shares.  The  number  of  shares of Common Stock
                      ----------------
outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6E.     Certain  Issues  of Common Stock Excepted.  Anything herein to
                  -----------------------------------------
the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance from and after the date of filing of these terms of the Series A Convertible Preferred Stock of up to an aggregate of 1,909,090 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

          6F.     Subdivision  or  Combination  of  Common  Stock.  In  case the
                  -----------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D(4) by reason thereof.

          6G.     Reorganization  or  Reclassification.  If  any  capital
                  ------------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.     Failure  to  Redeem.  If the Corporation fails, for any reason
                  -------------------
or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Series A Convertible Preferred Stock in accordance with the terms and conditions of paragraph 7, the Conversion Price then in effect shall be immediately reduced to an amount equal to 90% thereof. Thereafter, until such redemption has been made in full in accordance with such terms and conditions, the Conversion Price shall be further reduced on the 90th day following the Redemption Date and at the end of each 90-day period thereafter to an amount equal to 90% of the Conversion Price in effect immediately prior to each such reduction.

          6I.     Notice  of  Adjustment.  Upon any adjustment of the Conversion
                  ----------------------
Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6J.     Other  Notices.  In  case  at  any  time:
                  --------------

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2)     the  Corporation shall offer for subscription pro rata to
                                                                     --- ----
the holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          6K.     Stock  to  be  Reserved.  The  Corporation  will  at all times
                  -----------------------
reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          6L.     No Reissuance of Series A Convertible Preferred Stock.  Shares
                  -----------------------------------------------------
of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6M.     Issue  Tax.  The issuance of certificates for shares of Common
                  ----------
Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

          6N.     Closing  of  Books.  The Corporation will at no time close its
                  ------------------
transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6O.     Definition of Common Stock.  As  used in this paragraph 6, the
                  --------------------------
term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          6P.  Mandatory  Conversion.  If  at  any  time  the  Corporation shall
               ---------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $20,000,000 and (ii) the price paid by the public for such shares shall be at least $4.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6.
Holders of shares of Series A Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series A Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7.     Redemption.  The  shares  of  Series  A  Convertible Preferred Stock
            ----------
shall  be  redeemed  as  follows:


          7A.     Mandatory  Redemption.  On  July 1, 2004 and July 1, 2005 (the
                  ---------------------
"Redemption Dates", and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Series A Convertible Preferred Stock according to the percentages listed below:


                    Percentage  of  Shares  of
                    Series  A  Convertible
                    Preferred  Stock  then
Date of Redemption  Outstanding  to  be  Redeemed
------------------  -----------------------------

July  1,  2004      50%  of  all  the  shares  of Series A Convertible Preferred
                    Stock  Outstanding  on  June  30,  2004

July  1, 2005       100%  of  all  the  shares of Series A Convertible Preferred
                    Stock  outstanding  on  June  30,  2005


          7B.     Redemption  Price  and  Payment.  The  shares  of  Series  A
                  -------------------------------
Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Liquidation Preference Payment computed to such Redemption Date, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

          7C.     Redemption  Mechanics.  At  least 20 but not more than 30 days
                  ---------------------
prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series A Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Series A Convertible Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Series A Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series A Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Series A Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.     Redeemed  or  Otherwise  Acquired  Shares  to be Retired.  Any
                  --------------------------------------------------------
shares of Series A Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Convertible Preferred Stock.

     8.     Amendments.  No provision of these terms of the Series A Convertible
            ----------
Preferred Stock may be amended (whether by merger, consolidation or otherwise), modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A
Convertible  Preferred  Stock.

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